UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): June 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                           Software HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

               DELAWARE                                001-16141                             13-5674085
    (State or other jurisdiction of             Commission File Number          (I.R.S. Employer Identification No.)
            incorporation)
                                                  --------------

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                          (212) 449-1000
              (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

The quantity of shares of Intuit Inc. (NASDAQ: "INTU") represented by each 100 share round lot of Software HOLDRS will increase to 12 shares (from 6) due to the 2 for 1 stock split of Intuit Inc. Effective July 12, 2006, deposits of Intuit Inc. common stock represented for creation of Software HOLDRS will increase to 12 INTU (instead of 6 INTU) per round lot of 100 Software HOLDRS due to the 2 for 1 stock split of Intuit Inc.

Item 9.01.     Financial Statements and Exhibits

               (c)     Exhibits

                       99.1 Software HOLDRS Trust Prospectus Supplement dated June 30, 2006 to Prospectus dated February 17, 2006.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH, PIERCE, FENNER &
                                              SMITH INCORPORATED


Date:  August 10, 2006                By:   /s/  Satyanarayan R. Chada
                                            ------------------------------
                                            Name:    Satyanarayan R. Chada
                                            Title:   First Vice President

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Software HOLDRS Trust Prospectus Supplement dated June 30, 2006 to Prospectus dated February 17, 2006.


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